SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 10, 2006

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.

1700 Lincoln Street, Denver, Colorado 80203

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On May 10, 2006, representatives of Newmont Mining Corporation, a Delaware corporation (“Newmont”), made a presentation to analysts and investors at the Global Metals & Mining Conference in Miami, Florida (the “Conference”). At the conference, Wayne Murdy, Chairman and Chief Executive Officer of Newmont, discussed the information included in the presentation materials attached as Exhibit 99.1 to this Current Report. As part of this presentation, Newmont did, among other things, provided production guidance for its fiscal year 2006 production.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise stated in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Presentation Materials dated May 10, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Sharon E. Thomas
Name:	Sharon E. Thomas
Title:	Vice President and Secretary

Dated: May 10, 2006

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Presentation Materials dated May 10, 2006

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